Janus Investment Fund

Janus Enterprise Fund

Class N Shares

Supplement dated July 12, 2012
to Currently Effective Prospectus and
Statement of Additional Information

Effective July 12, 2012, Class N Shares of Janus Enterprise Fund commenced operations.

Please retain this Supplement with your records.